[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.3

CLIFFORD CHANCE US LLP

EXECUTION VERSION

DATED AS OF MARCH 1, 2023
VERTICAL HORIZONS, LTD.,
AS BORROWER
EACH LENDER
IDENTIFIED ON THE SIGNATURE PAGE HERETO
AS LENDERS
CITIBANK, N.A.,
AS FACILITY AGENT
CITIBANK, N.A.,
AS ARRANGER
 BANK OF UTAH,
NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
AS SECURITY TRUSTEE

AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 30, 2022
IN RESPECT OF THE PDP FINANCING OF
TWENTY-ONE (21)AIRBUS A320NEO AIRCRAFT AND SIXTY-THREE (63) AIRBUS A321NEO AIRCRAFT

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TABLE CONTENTS
Clause	Page

1. Certain Definitions	1
2. Amendments	2
3. Reallocation	2
4. Conditions Precedent	2
5. Reference to and Effect on the Credit Agreement	3
6. Miscellaneous	3

Schedule I     Commitments

THIS AMENDMENT NO. 2 TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 1, 2023 (this "Amendment") is among
(1)    VERTICAL HORIZONS, LTD., a Cayman Islands exempted company (the "Borrower");
(2)    EACH LENDER IDENTIFIED ON THE SIGNATURE PAGE HERETO;
(3)    CITIBANK, N.A., as the Facility Agent acting on behalf of the Lenders;
(4)    CITIBANK, N.A., in its capacity as the Arranger (the "Arranger"); and
(5)    BANK OF UTAH, not in its individual capacity but solely as Security Trustee acting on behalf of the Facility Agent and the Lenders.
WHEREAS, certain parties hereto entered into the eighth amended and restated credit agreement dated as of June 30, 2022 (as amended by that certain Amendment No. 1 dated December 29, 2022 and as further amended, supplemented and otherwise modified from time to time, the "Credit Agreement"), among the Borrower, each Lender identified on Schedule I thereto, the Facility Agent, the Arranger and the Security Trustee, pursuant to which the Lenders made Loans available with respect to the Aircraft;
WHEREAS, in connection with the Credit Agreement the Borrower issued original Loan Certificates to Citibank N.A. ("Citi Lender") Barclays Bank PLC, Deutsche Bank New York Branch, and Morgan Stanley Senior Funding, Inc., each as lender (the "Initial Loan Certificates"); and
WHEREAS, pursuant to Clause 19.3(c)(ii) of the Credit Agreement, Citi Lender has issued a demand letter dated February 28, 2023 to the Borrower to reduce the Commitment of Citi Lender by [***] such that the aggregate Loans, Line of Credit Borrowing and Commitment of Citi Lender equals [***] and as a result Schedule II of the Credit Agreement shall be revised as set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
1.    CERTAIN DEFINITIONS
1.1    Except as otherwise defined in this Amendment, terms used herein in capitalized form shall have the meanings attributed thereto in the Credit Agreement.
1.2    Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.

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2.    AMENDMENTS
As of the date on which all of the conditions precedent listed in Clause 4 are either satisfied or waived in writing by the Facility Agent (hereinafter referred to as, the "Effective Date" ), the Credit Agreement shall be amended as follows:
2.1    Clause 19.3(c)(ii) of the Credit Agreement shall be deleted in its entirety and replaced by the following:
" (ii)    So long as no Default or Event of Default has occurred and is continuing, the Borrower, at its sole cost and expense, may request the Lenders or other financial institutions reasonably acceptable to the Facility Agent (each, an "Additional Lender") to provide additional Commitments pursuant to a Facility Increase Amendment (collectively, the "Additional Commitments") to be incorporated into this Agreement; provided that in no event shall the aggregate amount of all Loans, Line of Credit Borrowings and Commitments exceed [***]. From and after the date of effectiveness of any Facility Increase Amendment, the Commitment of each applicable Lender shall be amended pursuant to the Facility Increase Amendment and any Additional Lender not previously party hereto shall have the Commitment specified in the Facility Increase Amendment and shall become a party hereto and have the rights and obligations of a Lender under this Agreement and the other Operative Documents. Any requirements contained in this Agreement in respect of minimum borrowing, pro rata borrowing and pro rata payments shall not apply to the transactions effected pursuant to the immediately preceding sentence."
2.2    Schedule II of the Credit Agreement is hereby deleted in its entirety and replaced in the form of Schedule I attached hereto.
3.    REALLOCATION
3.1    On the Effective Date the aggregate outstanding principal amount of the Loan shall be deemed to have been repaid and reborrowed such that the outstanding principal amount of the Loan owed to each Lender shall be reallocated pursuant to the Credit Agreement after giving effect to this Amendment.
3.2    The Borrower agrees to issue a new Loan Certificate to each Lender reflecting the amount of its Maximum Commitment as identified on Schedule I hereto after giving effect to this Amendment (each, a "New Loan Certificate").
4.    CONDITIONS PRECEDENT
It is agreed that the effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:
4.1    this Amendment shall have been duly authorized, executed and delivered by the parties hereto, shall each be satisfactory in form and substance to the Facility Agent and shall be in full force and effect and executed counterparts shall have been delivered to the Facility Agent and its counsel;
4.2    the Borrower shall issue the New Loan Certificates to each Lender in an aggregate original principal amount equal to such Lender's Maximum Commitment set forth in Schedule II hereto;

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4.3    each Guarantee shall be in full force and effect after giving effect to this Amendment; and
4.4    the Loans have not become due and payable or will, with the passing of time, become due and payable pursuant to clause 5.9(c), (d), or (e) of the Credit Agreement.
5.    REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT
The Credit Agreement, as specifically amended by this Amendment, shall continue to be in full force and effect. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Operative Documents not expressly referred to herein.
6.    MISCELLANEOUS
6.1    This Amendment shall in all respects be governed by, and construed in accordance with, the law of the State of New York.
6.2    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail (PDF) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) shall have the same validity and effect as a signature affixed by the party’s hand.
6.3    The provisions of the Credit Agreement with respect to delivery of notices, jurisdiction, service of process, waiver of trial by jury, venue and inconvenient forum are incorporated in this Amendment by reference as if such provisions were set forth herein.
6.4    This Amendment shall be deemed an "Operative Document" as such term is defined in Annex A to the Credit Agreement.
[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER VERTICAL HORIZONS, LTD., Borrower By: /s/ Evert Brunekreef Name: Evert Brunekreef Title: Director

Amendment No. 2 (Citi Reduction) to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

SECURITY TRUSTEE
BANK OF UTAH, not in its individual capacity but solely as Security Trustee
By: /s/ Jon Croasmun
Name: Jon Croasmun
Title: Senior Vice President

By: /s/ Joseph H. Pugsley
Name: Joseph H. Pugsley
Title: Vice President

Amendment No. 2 (Citi Reduction) to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

LENDERS CITIBANK, N.A., as Citi Lender, Lender and Arranger By: /s/ Joseph Shanahan Name: Joseph Shanahan Title: Vice President

Amendment No. 2 (Citi Reduction) to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

FACILITY AGENT CITIBANK, N.A., as Facility Agent By: /s/ Joseph Shanahan Name: Joseph Shanahan Title: Vice President

Amendment No. 2 (Citi Reduction) to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

BARCLAYS BANK PLC, as a Lender By: /s/ Charlene Saldanha Name: Charlene Saldanha Title: Vice President
Amendment No. 2 (Citi Reduction) to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Jessica Lutrario
Name: Jessica Lutrario
Title: Associate
             ###
             ###-###-####

By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President
             ###
             ###-###-####

Amendment No. 2 (Citi Reduction) to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

MORGAN STANLEY SENIOR FUNDING INC., as a Lender By: /s/ Jack Kuhns Name: Jack Kuhns Title: Vice President

Amendment No. 2 (Citi Reduction) to Eighth Amended and Restated Credit Agreement (Citi/Frontier PDP)

SCHEDULE I
COMMITMENTS

Lender	Participation Percentage[1]	Maximum Commitment
Citibank, N.A.	46.3%	US$125,000,000
Barclays Bank PLC	18.5%	US$50,000,000
Deutsche Bank AG New York Branch	18.5%	US$50,000,000
Morgan Stanley Senior Funding, Inc.	16.7	US$45,000,000

The amounts set forth above are subject to amendment in accordance with Clause 19.3(c)(ii) of the Credit Agreement; provided that the aggregate Maximum Commitment does not exceed [***].

1 The percentage is rounded to the 1st decimal place.